Long-Term Debt and Line of Credit	12 Months Ended
Dec. 31, 2011
Long-Term Debt and Line of Credit
Long-Term Debt and Line of Credit

7. Long-Term Debt and Line of Credit

        During 2008, the Company borrowed $3.0 million under a term loan with a financial institution ("the Loan"). The Loan was senior to all classes of the Company's debt and equity and had first priority security interest in all assets and stock of the Company. The Loan bore interest at a floating annual rate equal to the Prime Rate plus 0.5% (3.75% as of December 31, 2009). Beginning April 1, 2009, the Company was required to repay the Loan in 36 consecutive equal monthly installments. The Loan was repaid in full in March 2010.

        In August 2011, the Company obtained a line of credit with Silicon Valley Bank (the "SVB Line") which allows for borrowings up to $15.0 million secured by substantially all of the assets of the Company. As part of the SVB Line, the Company has a maximum of $2.0 million in available but unused letters of credit. Advances on the SVB Line bear interest at a floating per annum rate equal to the lender's most recent prime rate, with interest payable monthly. The Company paid and capitalized $57,000 of loan origination fees related to the SVB Line, which are being amortized on a straight-line basis through interest expense over the 24 month term of the line of credit. The SVB Line agreement requires the ratio of cash, cash equivalents and billed accounts receivable to current liabilities to remain above 1.25 to 1.00. As of December 31, 2011, the Company was in compliance with the required ratio. Additionally, the SVB Line contains an unused line fee totaling 0.25% per annum calculated on the average unused portion of the loan, payable monthly. The scheduled maturity of the SVB Line is August 11, 2013. As of December 31, 2011, the Company had not yet drawn on this line of credit.